Exhibit 99.1

Blackstone Reports Second Quarter 2020 Results

New York, July 23, 2020: Blackstone (NYSE:BX) today reported its second quarter 2020 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “It was a strong quarter for our firm despite the continued market volatility. Investment performance rebounded sharply, we continued to deploy capital in high conviction sectors and our limited partners entrusted us with another $20 billion of inflows across our expanding platform. We are very well positioned to navigate the road ahead with our long-term committed capital model and an industry-record $156 billion of dry powder.”

Blackstone issued a full detailed presentation of its second quarter 2020 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.37 per share to record holders of Class A common stock at the close of business on August 3, 2020. This dividend will be paid on August 10, 2020.

Quarterly Investor Call Details

Blackstone will host its second quarter 2020 investor conference via public webcast on July 23, 2020 at 9:00 a.m. ET. To register, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1339494&tp_key=55ac978e77. For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at https://ir.blackstone.com/.

Blackstone

345 Park Avenue New York NY 10154

T 212 583 5000

www.blackstone.com

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $564 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the impact of the novel coronavirus (“COVID-19”) and energy market dislocation, as well as those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

2

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

3

Blackstone’s Second Quarter 2020 Earnings JULY 23, 2020

Blackstone |

BLACKSTONE’S SECOND QUARTER 2020 GAAP RESULTS
GAAP Net Income (Loss) was $1.4 billion for the quarter and $(1.3) billion year-to-date (“YTD”). GAAP Net Income
(Loss) Attributable to The Blackstone Group Inc. was $568 million for the quarter and $(498)
million
year-to-date.
Throughout this presentation, all current period amounts are preliminary. Totals may not add due to rounding. See pages 34-35, Definitions and Dividend
Policy, for definitions of terms used throughout this presentation. See additional notes on page 32.
($ in thousands, except per share data. unaudited)
2Q'19
2Q'20
2Q'19 YTD
2Q'20 YTD
2Q'19 LTM
2Q'20 LTM
Revenues
Management and Advisory Fees, Net
840,378
$
969,728
$
1,650,104
$
1,904,560
$
3,227,667
$
3,726,611
$
Incentive Fees
21,915
15,300
34,047
27,461
59,643
123,325
Investment Income (Loss)
Performance Allocations
Realized
332,520
101,910
574,895
269,440
1,678,386
1,433,545
Unrealized
157,732
1,067,923
821,731
(2,385,158)
314,664
(2,080,557)
Principal Investments
Realized
145,040
61,102
218,301
109,797
462,821
284,974
Unrealized
(37,345)
331,762
131,699
(627,603)
(33,626)
(544,299)
Total Investment Income (Loss)
597,947
1,562,697
1,746,626
(2,633,524)
2,422,245
(906,337)
Interest and Dividend Revenue
43,686
23,924
87,770
59,008
184,259
153,636
Other
(17,120)
(55,580)
(6,870)
82,600
49,421
169,463
Total Revenues
1,486,806
$
2,516,069
$
3,511,677
$
(559,895)
$
5,943,235
$
3,266,698
$
Expenses
Compensation and Benefits
Compensation
438,521
458,457
909,918
935,000
1,702,993
1,845,412
Incentive Fee Compensation
8,886
8,432
14,292
14,954
31,803
44,962
Performance Allocations Compensation
Realized
125,825
38,569
212,220
110,992
624,836
561,714
Unrealized
64,518
454,813
351,533
(942,565)
226,849
(753,813)
Total Compensation and Benefits
637,750
960,271
1,487,963
118,381
2,586,481
1,698,275
General, Administrative and Other
175,308
169,051
321,370
326,617
643,702
684,655
Interest Expense
43,596
39,276
85,598
80,920
171,597
194,970
Fund Expenses
5,586
4,083
8,473
8,688
14,352
17,953
Total Expenses
862,240
$
1,172,681
$
1,903,404
$
534,606
$
3,416,132
$
2,595,853
$
Other Income
Change in Tax Receivable Agreement Liability
-
76
-
(519)
-
161,048
Net Gains (Losses) from Fund Investment Activities
61,131
158,297
191,456
(169,077)
199,060
(77,704)
Income (Loss) Before Provision (Benefit) for Taxes
685,697
$
1,501,761
$
1,799,729
$
(1,264,097)
$
2,726,163
$
754,189
$
Provision (Benefit) for Taxes
38,736
147,415
79,891
(11,288)
136,055
(139,131)
Net Income (Loss)
646,961
$
1,354,346
$
1,719,838
$
(1,252,809)
$
2,590,108
$
893,320
$
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in
Consolidated Entities
1,095
(3,426)
3,575
(18,895)
1,841
(22,591)
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
80,744
294,378
267,577
(350,699)
341,878
(141,497)
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
259,330
495,128
661,590
(384,989)
1,027,419
293,048
Net Income (Loss) Attributable to The Blackstone Group Inc. (“BX”)
305,792
$
568,266
$
787,096
$
(498,226)
$
1,218,970
$
764,360
$
Net Income (Loss) Per Share of Class A Common Stock, Basic
0.45
$
0.81
$
1.17
$
(0.74)
$
1.80
$
1.12
$
Net Income (Loss) Per Share of Class A Common Stock, Diluted
0.45
$
0.81
$
1.16
$
(0.74)
$
1.79
$
1.12
$
Income (Loss) Before Provision (Benefit) for Taxes Margin
46.1%
59.7%
51.2%
225.8%
45.9%
23.1%

Blackstone |

BLACKSTONE’S SECOND QUARTER 2020 HIGHLIGHTS
Financial Measures
Fee
Related
Earnings
(“FRE”)
of
$541
million
($0.45/share)
in
the
quarter,
up
28%
year-
over-year
–
FRE was $2.0 billion for the last twelve months (“LTM”)
($1.67/share), up 27% year-
over-year
Distributable Earnings (“DE”) of $548 million ($0.43/share) in the quarter
–
DE was $2.7 billion for the LTM ($2.19/share)
Net Accrued Performance Revenues of $2.7 billion ($2.25/share)
Capital Metrics
Total Assets Under Management (“AUM”) of $564.3 billion, up 3% year-over-year
–
Fee-Earning AUM of $435.8 billion, up 12% year-over-year
Inflows of $20.3 billion in the quarter and $93.9 billion for the LTM
Realizations of $7.4 billion in the quarter and $35.1 billion for the LTM
Deployment of $12.8 billion in the quarter and $61.1 billion for the LTM
Capital Returned
to Shareholders
Dividend of $0.37 per common share payable on August 10, 2020
–
Dividends of $1.86 per common share for the LTM
Repurchased 2.0 million common shares in the quarter and 11.2 million common shares for the LTM
$590 million to be distributed to shareholders with respect to the second quarter through dividends and share repurchases, and $2.9 billion for the LTM
Notes on page 32.

Blackstone |

BLACKSTONE’S SECOND QUARTER 2020 SEGMENT EARNINGS
Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 23, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 22, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD per Share amounts represent the sum of the last two quarters. See pages 30-31 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
($ in thousands, except per share data)
2Q'19
2Q'20
vs. 2Q'19
2Q'19 YTD
2Q'20 YTD
vs. 2Q'19 YTD
Management and Advisory Fees, Net
844,156
$
976,733
$
16%
1,658,218
$
1,917,300
$
16%
Fee Related Performance Revenues
13,624
15,033
10%
21,403
27,499
28%
Fee Related Compensation
(293,834)
(306,904)
4%
(617,865)
(653,168)
6%
Other Operating Expenses
(142,121)
(143,583)
1%
(265,432)
(282,468)
6%
Fee Related Earnings
421,825
$
541,279
$
28%
796,324
$
1,009,163
$
27%
Realized Performance Revenues
341,386
102,177
(70)%
588,155
269,410
(54)%
Realized Performance Compensation
(125,466)
(37,787)
(70)%
(210,706)
(109,089)
(48)%
Realized Principal Investment Income
123,557
18,938
(85)%
149,465
39,228
(74)%
Net Realizations
339,477
83,328
(75)%
526,914
199,549
(62)%
Total Segment Distributable Earnings
761,302
$
624,607
$
(18)%
1,323,238
$
1,208,712
$
(9)%
Net Interest Income (Loss)
2,761
(12,634)
n/m
7,822
(16,575)
n/m
Taxes and Related Payables
(55,201)
(63,990)
16%
(84,240)
(87,043)
3%
Distributable Earnings
708,862
$
547,983
$
(23)%
1,246,820
$
1,105,094
$
(11)%
Additional Metrics:
FRE per Share
0.35
$
0.45
$
29%
0.66
$
0.84
$
27%
DE per Common Share
0.57
$
0.43
$
(25)%
1.01
$
0.89
$
(12)%
Total Segment Revenues
1,322,723
$
1,112,881
$
(16)%
2,417,241
$
2,253,437
$
(7)%
Total Assets Under Management
545,482,337
$
564,330,088
$
3%
545,482,337
$
564,330,088
$
3%
Fee-Earning Assets Under Management
387,864,642
$
435,825,935
$
12%
387,864,642
$
435,825,935
$
12%

Blackstone |

SUMMARY OF FINANCIALS
LTM Fee Related Earnings of $1.67 per share, an increase of 27% year-over-year.
LTM Total Segment Distributable Earnings were $3.0 billion, an increase of 3% year-over-year.
FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net
and Fee Related Performance Revenues).
Fee Related Earnings per Share
Segment Distributable Earnings
($ in millions)
FRE/Share
FRE Margin
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
2Q’20 LTM total:
$2,955
$1.31
$1.67
47.3%
50.5%
2Q'19 LTM
2Q'20 LTM
$1,539
$730
$434
$252

Blackstone |

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES
Unrealized
appreciation
across
strategies
led
to
a
24%
increase
in
Net
Accrued
Performance
Revenues
to
$2.7
billion
($2.25/share) quarter-over-quarter.
Investment Performance
(appreciation / gross returns)
Net Accrued Performance Revenues
($ in millions)
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit & Insurance.
BPS Composite net returns were 5.8% and (1.4)% for 2Q’20 and 2Q’20 LTM, respectively. Credit Composite net returns were 9.6% and (2.3)% for 2Q’20 and
2Q’20
LTM, respectively. See notes on pages 32-33 for additional details on investment performance.
$2,187
$2,708
$595
$74
1Q'20
Net
Performance
Revenues
Net
Realized
Distributions
2Q'20
2Q'20
2Q'20 LTM
Real Estate
Opportunistic
1.6%
0.6%
Core+
3.0%
4.7%
Private Equity
Corporate Private Equity
12.8%
(7.7)%
Tactical Opportunities
10.8%
1.9%
Secondaries
3.8%
20.8%
Hedge Fund Solutions
BPS Composite
6.0%
(0.6)%
Credit & Insurance
Credit Composite
10.1%
(2.1)%

Blackstone |

CAPITAL
METRICS
–
ADDITIONAL
DETAIL
Corporate Private Equity also includes Core Private Equity, Life Sciences, and BTAS.
($ in millions)
2Q'20
2Q'20 LTM
2Q'20
2Q'20 LTM
2Q'20
2Q'20 LTM
Real Estate
4,885
$
32,330
$
2,264
$
15,833
$
5,855
$
26,619
$
Opportunistic
516

4,936

1,215

10,143

4,078

14,610

Core+
1,457

15,735

698

3,287

1,421

10,600

BREDS
2,912

11,658

351

2,403

355

1,409

Private Equity
5,203

25,630

2,990

10,141

5,038

22,157

Corporate Private Equity
701

14,937

1,661

4,634

2,263

10,708

Tactical Opportunities
367

3,769

876

2,876

533

4,673

Secondaries
3,246

6,036

454

2,631

896

5,430

Infrastructure
888

888

-

-

1,346

1,346

Hedge Fund Solutions
3,324

12,432

517

1,445

877

2,854

Credit & Insurance
6,858

23,549

1,580

7,668

1,062

9,517

Total Blackstone
20,269
$
93,941
$
7,351
$
35,087
$
12,832
$
61,147
$
Inflows
Realizations
Capital Deployed
Inflows
were
$20.3
billion
in
the
quarter,
bringing
LTM
inflows
to
$93.9
billion.
Realizations were $7.4 billion in the quarter and $35.1 billion for the LTM.
Deployed $12.8 billion in the quarter and $61.1 billion for the LTM.
–
Committed an additional $2.8 billion during the quarter that is not yet deployed.

Blackstone |

ASSETS UNDER MANAGEMENT
Total AUM increased to $564.3 billion, up 3% year-over-year, with $20.3 billion of inflows in the quarter and $93.9 billion for the LTM.
Fee-Earning AUM of $435.8 billion was up 12% year-over-year, with $15.6 billion of inflows in the quarter and $111.7 billion for the LTM.
Perpetual Capital AUM reached $109.5 billion, up 19% year-over-year.
$139.3
$137.8
$81.4
$75.7
$171.2
$184.1
$153.6
$166.7
$545.5
$564.3
2Q'19
2Q'20
$104.5
$102.1
$74.7
$70.2
$96.5
$129.3
$112.3
$134.3
$387.9
$435.8
2Q'19
2Q'20
$27.8
$30.4
$5.2
$6.7
$14.3
$15.1
$44.5
$57.3
$91.7
$109.5
2Q'19
2Q'20
Total AUM
($ in billions)
Fee-Earning AUM
($ in billions)
Perpetual Capital AUM
($ in billions)
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance

Blackstone |

ADDITIONAL CAPITAL DETAIL
Invested Performance Eligible AUM reached $248.9 billion at quarter end, up 10% year-over-year.
Undrawn capital (“Total Dry Powder”) available for investment of $155.9 billion, driven by fundraising activity for the latest flagship funds.
Private Equity
Real Estate
Hedge Fund Solutions
Credit & Insurance
Invested Performance Eligible AUM
($ in billions)
Total Dry Powder
($ in billions)
Private
Equity
Real
Estate
Hedge Fund
Solutions
Credit &
Insurance
2Q’20 total:
$155.9
Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$25.5
$24.7
$45.0
$43.9
$62.3
$72.0
$93.8
$108.2
$226.6
$248.9
2Q'19
2Q'20
$46.0
$76.4
$3.4
$30.0

Blackstone | 9 Segment Highlights

Blackstone |

REAL ESTATE
Total AUM:
Increased 9% to $166.7 billion with inflows of $4.9 billion in the quarter and $32.3 billion for the LTM.
–
Raised $2.1 billion in BREDS IV and $945 million in BREIT.
–
Fee-Earning AUM increased 20% to $134.3 billion with inflows of $3.6 billion in the quarter and $37.6 billion for the LTM.
Realizations:
$2.3 billion in the quarter and $15.8 billion for the LTM; realizations in the quarter were primarily driven by public sales in BREP, including the first secondary offering for Embassy India Office REIT.
Capital Deployed:
$5.9 billion in the quarter and $26.6 billion for the LTM; diverse investment activity in the quarter was driven by the acquisition of a U.K. student housing portfolio, a Japanese residential portfolio and a minority stake in a public Australian casino operator.
–
Committed an additional $650 million in the quarter that is not yet deployed; commitments in the quarter included BPP’s partnership interest in a studio and Class A office portfolio in Hollywood, CA.
Appreciation:
Opportunistic funds and Core+ funds appreciated 1.6% and 3.0% in the quarter, respectively, reflecting portfolio positioning and strong performance from sectors less impacted by COVID-19.
% Change
% Change
($ in thousands)
2Q'19
2Q'20
vs. 2Q'19
2Q'19 YTD
2Q'20 YTD
vs. 2Q'19 YTD
Management Fees, Net
277,940
$
412,307
$
48%
561,816
$
798,428
$
42%
Fee Related Performance Revenues
11,072
6,505
(41)%
17,748
11,056
(38)%
Fee Related Compensation
(97,795)
(116,640)
19%
(212,611)
(236,936)
11%
Other Operating Expenses
(40,114)
(44,525)
11%
(79,100)
(85,001)
7%
Fee Related Earnings
151,103
$
257,647
$
71%
287,853
$
487,547
$
69%
Realized Performance Revenues
198,573
34,209
(83)%
275,755
77,929
(72)%
Realized Performance Compensation
(67,742)
(12,547)
(81)%
(97,642)
(25,939)
(73)%
Realized Principal Investment Income
47,420
1,573
(97)%
45,289
8,873
(80)%
Net Realizations
178,251
23,235
(87)%
223,402
60,863
(73)%
Segment Distributable Earnings
329,354
$
280,882
$
(15)%
511,255
$
548,410
$
7%
Segment Revenues
535,005
$
454,594
$
(15)%
900,608
$
896,286
$
(0)%
Total AUM
153,604,820
$
166,723,844
$
9%
153,604,820
$
166,723,844
$
9%
Fee-Earning AUM
112,287,094
$
134,260,348
$
20%
112,287,094
$
134,260,348
$
20%

Blackstone |

PRIVATE EQUITY
Total AUM:
Increased 8% to $184.1 billion with inflows of $5.2 billion in the quarter and $25.6 billion for the LTM.
–
Inflows in the quarter included a $2.8 billion close of the third infrastructure Secondaries’ fund, bringing total commitments to $3.75 billion including a close subsequent to quarter end.
–
Fee-Earning AUM up 34% to $129.3 billion, driven by commencement of investment periods for BCP VIII, BEP III, and BXLS V in the first quarter.
Realizations:
$3.0 billion in the quarter and $10.1 billion for the LTM.
Capital Deployed:
$5.0 billion in the quarter and $22.2 billion for the LTM across regions, including the acquisition of HealthEdge in the quarter.
–
Committed an additional $1.1 billion that was not yet deployed in the quarter.
Appreciation:
Corporate Private Equity increased 12.8% in the quarter, driven by strong publics performance and partial recovery in the private portfolio.
–
Tactical Opportunities increased 10.8% in the quarter; Secondaries’ appreciated 3.8% in the quarter.
Secondaries’ appreciation reflects a reporting lag of its underlying funds.
% Change
% Change
($ in thousands)
2Q'19
2Q'20
vs. 2Q'19
2Q'19 YTD
2Q'20 YTD
vs. 2Q'19 YTD
Management and Advisory Fees, Net
278,976
$
269,560
$
(3)%
530,699
$
535,732
$
1%
Fee Related Compensation
(105,107)
(92,825)
(12)%
(212,694)
(203,193)
(4)%
Other Operating Expenses
(40,429)
(44,827)
11%
(74,630)
(85,828)
15%
Fee Related Earnings
133,440
$
131,908
$
(1)%
243,375
$
246,711
$
1%
Realized Performance Revenues
122,907
64,513
(48)%
279,506
176,589
(37)%
Realized Performance Compensation
(52,081)
(25,016)
(52)%
(102,637)
(79,659)
(22)%
Realized Principal Investment Income
42,906
17,416
(59)%
68,045
27,763
(59)%
Net Realizations
113,732
56,913
(50)%
244,914
124,693
(49)%
Segment Distributable Earnings
247,172
$
188,821
$
(24)%
488,289
$
371,404
$
(24)%
Segment Revenues
444,789
$
351,489
$
(21)%
878,250
$
740,084
$
(16)%
Total AUM
171,171,687
$
184,118,135
$
8%
171,171,687
$
184,118,135
$
8%
Fee-Earning AUM
96,467,272
$
129,284,112
$
34%
96,467,272
$
129,284,112
$
34%

Blackstone |

HEDGE FUND SOLUTIONS
Total AUM:
$75.7 billion with inflows of $3.3 billion in the quarter and $12.4 billion for the
LTM.
–
Total AUM growth in the quarter principally driven by record market appreciation of $3.8 billion across products, offsetting net flows of $(1.3) billion.
–
July 1 subscriptions of $181 million are not yet included in Total AUM.
Returns:
BPS Composite gross return of 6.0% in the quarter (5.8% net), was highest quarterly gross return since
2000.
–
Gross
returns
of
(3.1)%
year-to-date
((3.5)%
net)
in
line
with
the
S&P
500
Total
Return,
with
less
than
one
half
the
volatility.
% Change
% Change
($ in thousands)
2Q'19
2Q'20
vs. 2Q'19
2Q'19 YTD
2Q'20 YTD
vs. 2Q'19 YTD
Management Fees, Net
137,713
$
146,318
$
6%
275,359
$
286,690
$
4%
Fee Related Compensation
(36,622)
(40,353)
10%
(79,576)
(86,544)
9%
Other Operating Expenses
(21,112)
(17,807)
(16)%
(38,997)
(36,474)
(6)%
Fee Related Earnings
79,979
$
88,158
$
10%
156,786
$
163,672
$
4%
Realized Performance Revenues
11,960
1,482
(88)%
16,051
3,249
(80)%
Realized Performance Compensation
(2,175)
0
(100)%
(3,588)
(945)
(74)%
Realized Principal Investment Income
12,306
(331)
n/m
12,023
(940)
n/m
Net Realizations
22,091
1,151
(95)%
24,486
1,364
(94)%
Segment Distributable Earnings
102,070
$
89,309
$
(13)%
181,272
$
165,036
$
(9)%
Segment Revenues
161,979
$
147,469
$
(9)%
303,433
$
288,999
$
(5)%
Total AUM
81,435,680
$
75,668,139
$
(7)%
81,435,680
$
75,668,139
$
(7)%
Fee-Earning AUM
74,653,420
$
70,200,141
$
(6)%
74,653,420
$
70,200,141
$
(6)%

Blackstone |

CREDIT & INSURANCE
Total AUM:
$137.8 billion with inflows of $6.9 billion in the quarter and $23.5 billion for the
LTM.
–
U.S. Direct Lending strategy had inflows of $1.6 billion in the quarter and priced a $400 million senior unsecured notes offering for the BDC subsequent to quarter end, bringing total investable capital to $15.8 billion, inclusive of anticipated leverage.
–
Launched 4 CLOs (2 U.S. and 2 European) in the quarter for $1.7 billion and priced 1 additional CLO for
$400
million.
–
Raised $795 million for the fourth mezzanine / opportunistic fund in the quarter and $450 million subsequent to quarter end.
Realizations:
$1.6 billion in the quarter and $7.7 billion for the LTM.
Capital Deployed:
$1.1 billion in the quarter and $9.5 billion for the LTM; committed an additional $533 million in the quarter that is not yet deployed.
Returns:
Gross Credit Composite return of 10.1% for the quarter, driven by broad recovery in public credit markets and resilient performance across the private portfolio.
Credit Composite net return was 9.6% for 2Q’20.
% Change
% Change
($ in thousands)
2Q'19
2Q'20
vs. 2Q'19
2Q'19 YTD
2Q'20 YTD
vs. 2Q'19 YTD
Management Fees, Net
149,527
$
148,548
$
(1)%
290,344
$
296,450
$
2%
Fee Related Performance Revenues
2,552
8,528
234%
3,655
16,443
350%
Fee Related Compensation
(54,310)
(57,086)
5%
(112,984)
(126,495)
12%
Other Operating Expenses
(40,466)
(36,424)
(10)%
(72,705)
(75,165)
3%
Fee Related Earnings
57,303
$
63,566
$
11%
108,310
$
111,233
$
3%
Realized Performance Revenues
7,946
1,973
(75)%
16,843
11,643
(31)%
Realized Performance Compensation
(3,468)
(224)
(94)%
(6,839)
(2,546)
(63)%
Realized Principal Investment Income
20,925
280
(99)%
24,108
3,532
(85)%
Net Realizations
25,403
2,029
(92)%
34,112
12,629
(63)%
Segment Distributable Earnings
82,706
$
65,595
$
(21)%
142,422
$
123,862
$
(13)%
Segment Revenues
180,950
$
159,329
$
(12)%
334,950
$
328,068
$
(2)%
Total AUM
139,270,150
$
137,819,970
$
(1)%
139,270,150
$
137,819,970
$
(1)%
Fee-Earning AUM
104,456,856
$
102,081,334
$
(2)%
104,456,856
$
102,081,334
$
(2)%

Blackstone | 14 Supplemental Details

Blackstone |

TOTAL SEGMENTS
($ in thousands)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19 YTD
2Q'20 YTD
Base Management Fees
805,315
$
809,729
$
873,368
$
910,396
$
941,794
$
1,562,833
$
1,852,190
$
Transaction, Advisory and Other Fees, Net
61,495
92,702
95,073
50,665
48,292
126,645
98,957
Management Fee Offsets
(22,654)
(22,086)
(22,768)
(20,494)
(13,353)
(31,260)
(33,847)
Total Management and Advisory Fees, Net
844,156
880,345
945,673
940,567
976,733
1,658,218
1,917,300
Fee Related Performance Revenues
13,624
34,225
156,373
12,466
15,033
21,403
27,499
Fee Related Compensation
(293,834)
(329,834)
(388,879)
(346,264)
(306,904)
(617,865)
(653,168)
Other Operating Expenses
(142,121)
(144,351)
(161,359)
(138,885)
(143,583)
(265,432)
(282,468)
Fee Related Earnings
421,825
$
440,385
$
551,808
$
467,884
$
541,279
$
796,324
$
1,009,163
$
Realized Performance Revenues
341,386
420,840
651,647
167,233
102,177
588,155
269,410
Realized Performance Compensation
(125,466)
(143,870)
(249,359)
(71,302)
(37,787)
(210,706)
(109,089)
Realized Principal Investment Income
123,557
36,148
38,542
20,290
18,938
149,465
39,228
Total Net Realizations
339,477
313,118
440,830
116,221
83,328
526,914
199,549
Total Segment Distributable Earnings
761,302
$
753,503
$
992,638
$
584,105
$
624,607
$
1,323,238
$
1,208,712
$
Net Interest Income (Loss)
2,761
(7,767)
(2,496)
(3,941)
(12,634)
7,822
(16,575)
Taxes and Related Payables
(55,201)
(35,815)
(76,104)
(23,053)
(63,990)
(84,240)
(87,043)
Distributable Earnings
708,862
$
709,921
$
914,038
$
557,111
$
547,983
$
1,246,820
$
1,105,094
$
Additional Metrics:
Total Segment Revenues
1,322,723
$
1,371,558
$
1,792,235
$
1,140,556
$
1,112,881
$
2,417,241
$
2,253,437
$
Total Assets Under Management
545,482,337
$
554,022,343
$
571,122,463
$
538,007,285
$
564,330,088
$
545,482,337
$
564,330,088
$
Fee-Earning Assets Under Management
387,864,642
$
394,138,443
$
408,074,852
$
423,055,037
$
435,825,935
$
387,864,642
$
435,825,935
$

Blackstone |

Total AUM Rollforward
($ in millions)
Fee-Earning AUM Rollforward
($ in millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.
Three Months Ended June 30, 2020
Twelve Months Ended June 30, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
160,935
$
174,696
$
73,721
$
128,656
$
538,007
$
153,605
$
171,172
$
81,436
$
139,270
$
545,482
$
Inflows
4,885
5,203
3,324
6,858
20,269
32,330
25,630
12,432
23,549
93,941
Outflows
(714)
(669)
(4,619)
(2,347)
(8,348)
(2,422)
(1,711)
(14,711)
(9,921)
(28,765)
Net Flows
4,171
4,534
(1,295)
4,511
11,921
29,908
23,919
(2,280)
13,628
65,175
Realizations
(2,264)
(2,990)
(517)
(1,580)
(7,351)
(15,833)
(10,141)
(1,445)
(7,668)
(35,087)
Market Activity
3,882
7,879
3,759
6,233
21,753
(956)
(832)
(2,043)
(7,411)
(11,241)
Ending Balance
166,724
$
184,118
$
75,668
$
137,820
$
564,330
$
166,724
$
184,118
$
75,668
$
137,820
$
564,330
$
% Change
4%
5%
3%
7%
5%
9%
8%
(7)%
(1)%
3%
Total
Total
Three Months Ended June 30, 2020
Twelve Months Ended June 30, 2020
Real
Private
Hedge Fund
Credit &
Real
Private
Hedge Fund
Credit &
Estate
Equity
Solutions
Insurance
Estate
Equity
Solutions
Insurance
Beginning Balance
130,424
$
128,301
$
68,214
$
96,115
$
423,055
$
112,287
$
96,467
$
74,653
$
104,457
$
387,865
$
Inflows
3,573
3,981
3,481
4,552
15,586
37,562
44,181
12,123
17,843
111,709
Outflows
(730)
(1,946)
(4,548)
(2,081)
(9,305)
(5,595)
(6,738)
(13,118)
(8,415)
(33,866)
Net Flows
2,843
2,035
(1,068)
2,471
6,282
31,967
37,443
(995)
9,428
77,844
Realizations
(998)
(1,118)
(512)
(1,078)
(3,707)
(10,461)
(4,592)
(1,360)
(5,969)
(22,382)
Market Activity
1,992
66
3,566
4,573
10,196
467
(35)
(2,098)
(5,835)
(7,501)
Ending Balance
134,260
$
129,284
$
70,200
$
102,081
$
435,826
$
134,260
$
129,284
$
70,200
$
102,081
$
435,826
$
% Change
3%
1%
3%
6%
3%
20%
34%
(6)%
(2)%
12%
Total
Total
ASSETS UNDER MANAGEMENT - ROLLFORWARD

Blackstone |

$8.88
$7.51
2Q'19
2Q'20
DECONSOLIDATED BALANCE SHEET HIGHLIGHTS
At June 30, 2020, Blackstone had $4.5 billion in total cash, cash equivalents, and corporate treasury investments and $9.0
billion of cash and net investments, or $7.51 per share.
Blackstone has a $1.6 billion undrawn credit revolver and maintains A+/A+ ratings.
Balance Sheet Highlights exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity,
Hedge Fund Solutions, and Credit & Insurance, which were $768 million, $676 million, $107 million, and $241 million, respectively, as of June 30, 2020.
Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 23, Share Summary).
A+ / A+
rated by S&P and Fitch
$1.6B
undrawn credit revolver
with September 2023 maturity
$4.5B
total cash
and corporate treasury
Cash and Net Investments
(per share)
($ in millions)
2Q'20
Cash and Cash Equivalents
1,977
$
Corporate Treasury
Investments
2,550
GP/Fund Investments
1,792
Net Accrued Performance
Revenues
2,708
Cash and Net Investments
9,026
$
Outstanding Bonds (at par)
4,685

Blackstone |

2Q’20 QoQ
Rollforward
($ in millions)
2Q’20 LTM Rollforward
($ in millions)
Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. See additional notes on page 33.
1Q'20
Net
Performance
Revenues
Net
Realized
Distributions
2Q'20
Real Estate
1,446
$
21
$
(25)
$
1,441
$
Private Equity
720
520
(42)
1,199
HFS
15
12
(1)
26
Credit &
Insurance
6
42
(6)
42
Total
2,187
$
595
$
(74)
$
2,708
$
QoQ Change
24%
2Q'19
Net
Performance
Revenues
Net
Realized
Distributions
2Q'20
Real Estate
2,093
$
3
$
(655)
$
1,441
$
Private Equity
1,573
(169)
(205)
1,199
HFS
64
53
(92)
26
Credit &
Insurance
242
(151)
(49)
42
Total
3,973
$
(264)
$
(1,001)
$
2,708
$
YoY Change
(32)%
NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL
($ in millions, except per share data)
2Q'19
1Q'20
2Q'20
2Q'20
Per Share
Real Estate
BREP IV
11
$
8
$
7
$
0.01
$
BREP V
54
-
1
0.00
BREP VI
88
51
45
0.04
BREP VII
536
309
238
0.20
BREP VIII
517
517
604
0.50
BREP IX
-
-
6
0.00
BREP International II
25
-
-
-
BREP Europe IV
209
123
105
0.09
BREP Europe V
161
110
99
0.08
BREP Asia I
154
85
85
0.07
BPP
240
196
225
0.19
BREIT
36
-
-
-
BREDS
20
2
3
0.00
BTAS
41
45
22
0.02
Real Estate
2,093
$
1,446
$
1,441
$
1.20
$
Private Equity
BCP IV
24
23
19
0.02
BCP VI
755
283
521
0.43
BCP VII
293
115
307
0.26
BCP Asia
6
14
18
0.02
BEP I
134
-
63
0.05
BEP II
54
-
-
-
BEP III
-
-
3
0.00
BCEP
30
33
43
0.04
Tactical Opportunities
128
36
55
0.05
Secondaries
98
136
155
0.13
Life Sciences
-
7
8
0.01
BTAS/Other
52
73
7
0.01
Private Equity
1,573
$
720
$
1,199
$
1.00
$
Hedge Fund Solutions
64
$
15
$
26
$
0.02
$
Credit & Insurance
242
$
6
$
42
$
0.03
$
Net Accrued Performance Revenues
3,973
$
2,187
$
2,708
$
2.25
$

Blackstone |

($ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708

-

-

n/a
1,327,708

2.8x
1,327,708

2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339

-

-

n/a
2,531,614

2.1x
2,531,614

2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708

-

-

n/a
3,330,406

2.4x
3,330,406

2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694

-

28,986

0.0x
4,544,926

2.2x
4,573,912

1.7x
28%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418

-

161,954

0.6x
13,047,811

2.4x
13,209,765

2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444

-

559,459

2.2x
27,131,368

2.5x
27,690,827

2.5x
13%
13%
BREP VII (Aug 2011 / Apr 2015)
13,496,823

1,693,447

5,596,958

1.2x
22,816,881

2.1x
28,413,839

1.9x
22%
15%
BREP VIII (Apr 2015 / Jun 2019)
16,567,310

2,644,464

17,563,805

1.4x
7,132,698

1.7x
24,696,503

1.5x
26%
12%
*BREP IX (Jun 2019 / Dec 2024)
20,891,658

14,814,901

6,240,053

1.0x
983,331

1.4x
7,223,384

1.1x
n/m
8%
Total Global BREP
72,996,816
$
19,152,812
$
$30,151,215
1.2x
83,191,933
$
2.2x
113,343,148
$
1.8x
18%
15%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
1,373,170
€
2.1x
1,373,170
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748

-

-

n/a
2,576,670

1.8x
2,576,670

1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167

467,119

410,184

0.6x
5,737,320

2.5x
6,147,504

2.1x
20%
14%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145

1,337,987

2,594,032

1.4x
8,988,619

2.0x
11,582,651

1.8x
23%
15%
BREP Europe V (Dec 2016 / Oct 2019)
7,949,959

1,595,473

7,454,498

1.2x
721,076

2.7x
8,175,574

1.3x
53%
8%
*BREP Europe VI (Oct 2019 / Apr 2025)
9,794,768

7,638,299

2,121,888

1.0x
-

n/a
2,121,888

1.0x
n/m
n/m
Total BREP Europe
30,112,959
€
11,038,878
€
12,580,602
€
1.2x
19,396,855
€
2.1x
31,977,457
€
1.6x
16%
12%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,753
$
1,728,257
$
3,139,012
$
1.3x
4,129,266
$
1.9x
7,268,278
$
1.6x
21%
11%
*BREP Asia II (Dec 2017 / Jun 2023)
7,302,307

4,416,827

3,054,983

1.1x
207,162

1.5x
3,262,145

1.1x
36%
0%
BREP Co-Investment (f)
7,055,974

154,594

1,787,693

2.4x
13,289,404

2.1x
15,077,097

2.1x
15%
16%
Total BREP
126,131,248
$
37,853,566
$
52,536,503
$
1.2x
125,287,061
$
2.2x
177,823,564
$
1.8x
17%
15%
*Core+ BPP (Various) (g)
n/a
n/a
33,191,570

n/a
7,089,382

n/a
40,280,952

n/a
n/m
8%
*Core+ BREIT (Various) (h)
n/a
n/a
17,384,357

n/a
465,068

n/a
17,849,425

n/a
n/a
7%
*BREDS High-Yield (Various) (i)
18,600,464

8,894,151

3,013,387

1.0x
12,492,057

1.3x
15,505,444

1.2x
11%
10%
Private Equity
Corporate Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100

-

-

n/a
3,256,819

2.5x
3,256,819

2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422

-

-

n/a
9,184,688

2.3x
9,184,688

2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330

24,575

11,891

n/a
2,953,649

1.4x
2,965,540

1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182

195,824

161,183

2.2x
21,417,821

2.9x
21,579,004

2.9x
36%
36%
BCP V (Dec 2005 / Jan 2011)
21,013,658

1,039,805

627,552

0.7x
37,166,512

1.9x
37,794,064

1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,202,400

1,239,853

9,921,527

1.4x
16,493,176

2.1x
26,414,703

1.8x
18%
11%
BCP VII (May 2016 / Feb 2020)
18,865,679

3,397,863

18,925,185

1.3x
1,685,595

1.8x
20,610,780

1.3x
47%
10%
*BCP VIII (Feb 2020 / Feb 2026)
24,985,447

24,985,447

-

n/a
-

n/a
-

n/a
n/a
n/a
Energy I (Aug 2011 / Feb 2015)
2,441,558

157,049

1,211,172

1.2x
2,744,604

1.9x
3,955,776

1.6x
17%
10%
Energy II (Feb 2015 / Feb 2020)
4,914,044

263,873

3,447,078

0.8x
332,436

2.0x
3,779,514

0.8x
58%
(15)%
*Energy III (Feb 2020 / Feb 2026)
4,227,166

4,087,226

127,103

1.8x
-

n/a
127,103

1.8x
n/a
n/m
*BCP Asia (Dec 2017 / Dec 2023)
2,394,966

1,393,730

1,241,822

1.3x
54,308

1.7x
1,296,130

1.3x
92%
14%
*Core Private Equity (Jan 2017 / Jan 2021) (j)
4,756,707

1,381,730

4,260,653

1.2x
418,053

1.6x
4,678,706

1.3x
36%
10%
Total Corporate Private Equity
113,899,740
$
38,166,975
$
39,935,166
$
1.2x
97,449,399
$
2.1x
137,384,565
$
1.7x
16%
14%
(a)
INVESTMENT RECORDS AS OF JUNE 30, 2020
Notes on page 21. BREP – Blackstone Real Estate Partners, BREIT – Blackstone Real Estate Income Trust, BPP – Blackstone Property Partners, BREDS – Blackstone
Real Estate Debt Strategies, BCP – Blackstone Capital Partners, BCOM – Blackstone Communications.
* Represents funds that are currently in their investment period and open ended funds.

Blackstone |

Notes on page 21. BXLS –
Blackstone Life Sciences.
* Represents funds that are currently in their investment period and open ended funds.
INVESTMENT
RECORDS
AS
OF
JUNE
30,
2020
(a)
–
(CONT’D)
($ in thousands, except where noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)
22,555,525
$
8,618,210
$
9,886,307
$
1.0x
10,267,342
$
1.7x
20,153,649
$
1.3x
18%
7%
*Tactical Opportunities Co-Investment and Other (Various)
8,515,156
2,201,908
5,435,077
1.3x
2,075,769
1.5x
7,510,846
1.4x
22%
14%
Total Tactical Opportunities
31,070,681
$
10,820,118
$
15,321,384
$
1.1x
12,343,111
$
1.7x
27,664,495
$
1.3x
19%
9%
Strategic Partners (Secondaries)
Strategic Partners I-V (Various) (k)
11,865,053
1,696,017
933,357
n/m
16,866,422
n/m
17,799,779
1.5x
n/a
13%
Strategic Partners VI (Apr 2014 / Apr 2016) (k)
4,362,750
1,201,160
1,423,216
n/m
3,244,976
n/m
4,668,192
1.5x
n/a
15%
Strategic Partners VII (May 2016 / Mar 2019) (k)
7,489,970
2,511,941
5,499,667
n/m
1,812,567
n/m
7,312,234
1.5x
n/a
20%
Strategic Partners Real Assets II (May 2017 / Jun 2020) (k)
1,749,807
264,740
1,161,342
n/m
394,475
n/m
1,555,817
1.2x
n/a
16%
*Strategic Partners VIII (Mar 2019 / Jul 2023) (k)
10,763,600
5,469,228
3,418,251
n/m
188,363
n/m
3,606,614
1.4x
n/a
58%
*Strategic Partners Real Estate, SMA and Other (Various) (k)
7,678,402
2,963,642
2,742,203
n/m
1,354,601
n/m
4,096,804
1.3x
n/a
17%
*Strategic Partners Infra III (Jun 2020 / Jul 2024) (k)
3,240,000
2,941,474
-
n/a
-
n/a
-
n/a
n/a
n/a
Total Strategic Partners (Secondaries)
47,149,582
$
17,048,202
$
15,178,036
$
n/m
23,861,404
$
n/m
39,039,440
$
1.5x
n/a
14%
*Infrastructure (Various)
13,658,063
11,307,674
2,201,896
0.9x
-
n/a
2,201,896
0.9x
n/a
(11)%
Life Sciences
Clarus IV (Jan 2018 / Jan 2020)
910,000
440,014
570,869
1.4x
20,207
1.3x
591,076
1.4x
6%
18%
*BXLS V (Jan 2020 / Jan 2025)
4,385,171
4,182,973
240,675
1.2x
-
n/a
240,675
1.2x
n/a
n/m
Credit (l)
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
15,554
$
0.8x
4,774,329
$
1.6x
4,789,883
$
1.6x
n/a
17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)
4,120,000
1,033,255
884,201
0.6x
5,492,318
1.6x
6,376,519
1.3x
n/a
9%
*Mezzanine / Opportunistic III (Sep 2016 / Sep 2021)
6,639,133
2,497,919
4,260,490
1.0x
2,202,749
1.6x
6,463,239
1.2x
n/a
8%
Stressed / Distressed I (Sep 2009 / May 2013)
3,253,143
76,000
10,770
0.0x
5,772,930
1.6x
5,783,700
1.3x
n/a
9%
Stressed / Distressed II (Jun 2013 / Jun 2018)
5,125,000
555,590
903,246
0.6x
4,376,500
1.2x
5,279,746
1.0x
n/a
(3)%
*Stressed / Distressed III (Dec 2017 / Dec 2022)
7,356,380
4,167,110
1,720,727
0.8x
1,217,223
1.4x
2,937,950
1.0x
n/a
(9)%
Energy I (Nov 2015 / Nov 2018)
2,856,867
1,072,376
1,409,774
0.9x
1,046,757
1.7x
2,456,531
1.1x
n/a
2%
*Energy II (Feb 2019 / Feb 2024)
3,616,081
3,017,574
621,160
1.0x
176,873
1.4x
798,033
1.1x
n/a
12%
Euro
European Senior Debt I (Feb 2015 / Feb 2019)
1,964,689
€
305,089
€
1,661,274
€
1.0x
1,376,818
€
1.5x
3,038,092
€
1.1x
n/a
4%
*European Senior Debt II (Jun 2019 / Jun 2024)
4,088,344
€
3,672,670
€
413,190
€
1.0x
101,399
€
1.5x
514,589
€
1.1x
n/a
n/m
Total Credit
41,872,262
$
16,984,573
$
12,155,856
$
0.8x
26,728,090
$
1.5x
38,883,946
$
1.2x
n/a
8%

Blackstone |

n/m
Not
meaningful
generally
due
to
the
limited
time
since
initial
investment.
n/a
Not
applicable.
(a)
Excludes investment vehicles where Blackstone does not earn fees.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2020 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date cash flow may differ from the Investment Period Beginning Date.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP
International II
performance reflects a 7% Realized Net IRR and a 7% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Committed Capital and Available
Capital are not regularly reported to investors in our Core+ strategy and are not applicable in the context of these funds.
(h)
Unrealized Investment Value reflects BREIT’s net asset value as of June 30, 2020. Realized Investment Value represents BREIT’s cash distributions, net of servicing fees. BREIT net return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. These returns are not
representative of the returns experienced by any particular investor or share class. Inception to date net returns are presented on an annualized
basis
and
are
from
January
1,
2017.
Committed
Capital
and
Available
Capital
are
not
regularly
reported
to
investors
in
our
Core+
strategy
and
are
not applicable in the context of this vehicle.
(i)
BREDS High-Yield represents the flagship real estate debt drawdown funds only and excludes BREDS High-Grade.
(j)
Blackstone Core Equity Partners is a core private equity fund which invests with a more modest risk profile and longer hold period.
(k)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful. If information is not available on a timely basis, returns are calculated from results that are reported on a three month lag and therefore do not include the impact of economic and market activities in the quarter in which such events occur.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds
presented.
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group Inc.
INVESTMENT RECORDS AS OF JUNE 30, 2020 – NOTES

Blackstone |

SHAREHOLDER DIVIDENDS
Generated $0.43 of Distributable Earnings per common share during the quarter, bringing the year-to-date amount to $0.89 per common share.
Blackstone declared a quarterly dividend of $0.37 per common share to record holders as of August 3, 2020; payable on August 10, 2020.
A
detailed
description
of
Blackstone’s
dividend
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
pages
34-35,
Definitions
and
Dividend
Policy.
See additional notes on page 33.
% Change
% Change
($ in thousands, except per share data)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
vs. 2Q'19
2Q'19 YTD
2Q'20 YTD
vs. 2Q'19 YTD
Distributable Earnings
708,862
$
709,921
$
914,038
$
557,111
$
547,983
$
(23)%
1,246,820
$
1,105,094
$
(11)%
Add: Other Payables Attributable
to Common Shareholders
39,673
24,578
63,796
9,200
45,673
15%
54,271
54,873
1%
DE before Certain Payables
748,535
734,499
977,834
566,311
593,656
(21)%
1,301,091
1,159,967
(11)%
Percent to Common Shareholders
56%
56%
57%
58%
58%
56%
58%
DE before Certain Payables Attributable
to Common Shareholders
419,502
413,900
556,133
325,990
344,390
(18)%
730,334
670,380
(8)%
Less: Other Payables Attributable to
Common Shareholders
(39,673)
(24,578)
(63,796)
(9,200)
(45,673)
15%
(54,271)
(54,873)
1%
DE Attributable to Common Shareholders
379,829
389,322
492,337
316,790
298,717
(21)%
676,063
615,507
(9)%
DE per Common Share
0.57
$
0.58
$
0.72
$
0.46
$
0.43
$
(25)%
$1.01
$0.89
(12)%
Less: Retained Capital per Common Share
(0.09)
$
(0.09)
$
(0.11)
$
(0.07)
$
(0.06)
$
(33)%
(0.16)
$
(0.13)
$
(19)%
Actual Dividend per Common Share
0.48
$
0.49
$
0.61
$
0.39
$
0.37
$
(23)%
0.85
$
0.76
$
(11)%
Record Date
Aug 3, 2020
Payable Date
Aug 10, 2020

Blackstone |

2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
Participating Common Shares
669,561,793

675,640,119

680,457,424

687,869,905

697,597,036

Participating Partnership Units
525,165,724

523,338,040

515,973,657

507,101,000

504,912,855

Distributable Earnings Shares Outstanding
1,194,727,517

1,198,978,159

1,196,431,081

1,194,970,905

1,202,509,891

SHARE SUMMARY
Distributable Earnings Shares Outstanding as of quarter end of 1,203 million shares.
–
Repurchased 2.0 million common shares in the quarter and 11.2 million common shares for the LTM.
–
Available authorization remaining was $413 million at June 30, 2020.
Notes on page 33.

Blackstone | 24 Reconciliations and Disclosures

Blackstone |

RECONCILIATION
OF
GAAP
TO
NON-GAAP
MEASURES
Notes on page 26-27.
QTD
YTD
LTM
($ in thousands)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
Net Income (Loss) Attributable to
The Blackstone Group Inc.
305,792
$
779,437
$
483,149
$
(1,066,492)
$
568,266
$
787,096
$
(498,226)
$
1,218,970
$
764,360
$
Net Income (Loss) Attributable to Non-
Controlling Interests in Blackstone Holdings
259,330
299,900
378,137
(880,117)
495,128
661,590
(384,989)
1,027,419
293,048
Net Income (Loss) Attributable to Non-
Controlling Interests in Consolidated Entities
80,744
88,406
120,796
(645,077)
294,378
267,577
(350,699)
341,878
(141,497)
Net Income (Loss) Attributable to Redeemable
Non-Controlling Interests in Consolidated
Entities
1,095
(8)
(3,688)
(15,469)
(3,426)
3,575
(18,895)
1,841
(22,591)
Net Income (Loss)
646,961
$
1,167,735
$
978,394
$
(2,607,155)
$
1,354,346
$
1,719,838
$
(1,252,809)
$
2,590,108
$
893,320
$
Provision (Benefit) for Taxes
38,736
(156,786)
28,943
(158,703)
147,415
79,891
(11,288)
136,055
(139,131)
Income (Loss) Before Provision (Benefit)
for Taxes
685,697
$
1,010,949
$
1,007,337
$
(2,765,858)
$
1,501,761
$
1,799,729
$
(1,264,097)
$
2,726,163
$
754,189
$
Transaction-Related Charges (a)
106,994
(82,547)
94,715
46,994
76,160
196,445
123,154
352,118
135,322
Amortization of Intangibles (b)
16,483
16,483
16,482
16,483
16,483
32,966
32,966
63,214
65,931
Impact of Consolidation (c)
(81,839)
(88,398)
(117,108)
660,546
(290,952)
(271,152)
369,594
(343,719)
164,088
Unrealized Performance Revenues (d)
(157,398)
(176,604)
(128,333)
3,453,446
(1,067,923)
(821,731)
2,385,523
(314,131)
2,080,586
Unrealized Performance Allocations
Compensation (e)
64,518
94,907
93,845
(1,397,378)
454,813
351,533
(942,565)
226,849
(753,813)
Unrealized Principal Investment (Income)
Loss (f)
56,353
5,219
(34,974)
616,610
(223,316)
(83,572)
393,294
48,383
363,539
Other Revenues (g)
20,150
(92,843)
6,435
(138,151)
55,606
6,961
(82,545)
(48,985)
(168,953)
Equity-Based Compensation (h)
53,105
58,570
51,743
87,472
89,341
119,881
176,813
199,559
287,126
Taxes and Related Payables (i)
(55,201)
(35,815)
(76,104)
(23,053)
(63,990)
(84,240)
(87,043)
(171,266)
(198,962)
Distributable Earnings
708,862
$
709,921
$
914,038
$
557,111
$
547,983
$
1,246,820
$
1,105,094
$
2,738,185
$
2,729,053
$
Taxes and Related Payables (i)
55,201
35,815
76,104
23,053
63,990
84,240
87,043
171,266
198,962
Net Interest (Income) Loss (j)
(2,761)
7,767
2,496
3,941
12,634
(7,822)
16,575
(28,758)
26,838
Total Segment Distributable Earnings
761,302
$
753,503
$
992,638
$
584,105
$
624,607
$
1,323,238
$
1,208,712
$
2,880,693
$
2,954,853
$
Realized Performance Revenues (k)
(341,386)
(420,840)
(651,647)
(167,233)
(102,177)
(588,155)
(269,410)
(1,644,011)
(1,341,897)
Realized Performance Compensation (l)
125,466
143,870
249,359
71,302
37,787
210,706
109,089
601,124
502,318
Realized Principal Investment Income (m)
(123,557)
(36,148)
(38,542)
(20,290)
(18,938)
(149,465)
(39,228)
(262,183)
(113,918)
Fee Related Earnings
421,825
$
440,385
$
551,808
$
467,884
$
541,279
$
796,324
$
1,009,163
$
1,575,623
$
2,001,356
$
Adjusted EBITDA Reconciliation
Distributable Earnings
708,862
$
709,921
$
914,038
$
557,111
$
547,983
$
1,246,820
$
1,105,094
$
2,738,185
$
2,729,053
$
Interest Expense (n)
43,230
52,815
57,351
41,540
38,924
84,868
80,464
167,583
190,630
Taxes and Related Payables (i)
55,201
35,815
76,104
23,053
63,990
84,240
87,043
171,266
198,962
Depreciation and Amortization
6,000
6,895
7,666
7,512
8,110
11,789
15,622
23,434
30,183
Adjusted EBITDA
813,293
$
805,446
$
1,055,159
$
629,216
$
659,007
$
1,427,717
$
1,288,223
$
3,100,468
$
3,148,828
$

Blackstone |

Note:
See pages 34-35, Definitions and Dividend Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone’s segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of
equity-based compensation
charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation. This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(d)
This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance
revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
QTD
YTD
LTM
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
GAAP Unrealized Performance Allocations
157,732
$
176,370
$
128,231
$
(3,453,081)
$
1,067,923
$
821,731
$
(2,385,158)
$
314,664
$
(2,080,557)
$
Segment Adjustment
(334)

234

102

(365)

-

-

(365)

(533)

(29)

Unrealized Performance Revenues
157,398
$
176,604
$
128,333
$
(3,453,446)
$
1,067,923
$
821,731
$
(2,385,523)
$
314,131
$
(2,080,586)
$
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of
Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
QTD
YTD
LTM
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
GAAP Unrealized Principal Investment Income (Loss)
(37,345)
$
15,391
$
67,913
$
(959,365)
$
331,762
$
131,699
$
(627,603)
$
(33,626)
$
(544,299)
$
Segment Adjustment
(19,008)

(20,610)

(32,939)

342,755

(108,446)

(48,127)

234,309

(14,757)

180,760

Unrealized Principal Investment Income (Loss)
(56,353)
$
(5,219)
$
34,974
$
(616,610)
$
223,316
$
83,572
$
(393,294)
$
(48,383)
$
(363,539)
$
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges.
QTD
YTD
LTM
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
GAAP Other Revenue
(17,120)
$
93,273
$
(6,410)
$
138,180
$
(55,580)
$
(6,870)
$
82,600
$
49,421
$
169,463
$
Segment Adjustment
(3,030)

(430)

(25)

(29)

(26)

(91)

(55)

(436)

(510)

Other Revenues
(20,150)
$
92,843
$
(6,435)
$
138,151
$
(55,606)
$
(6,961)
$
82,545
$
48,985
$
168,953
$
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Blackstone |

RECONCILIATION OF GAAP
TO NON-GAAP
MEASURES –
NOTES
(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
QTD
YTD
LTM
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
Taxes
34,209
$
26,933
$
63,930
$
16,274
$
48,462
$
49,553
$
64,736
$
101,321
$
155,599
$
Related Payables
20,992

8,882

12,174

6,779

15,528

34,687

22,307

69,945

43,363

Taxes and Related Payables
55,201
$
35,815
$
76,104
$
23,053
$
63,990
$
84,240
$
87,043
$
171,266
$
198,962
$
QTD
YTD
LTM
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
GAAP Interest and Dividend Revenue
43,686
$
42,482
$
52,146
$
35,084
$
23,924
$
87,770
$
59,008
$
184,259
$
153,636
$
Segment Adjustment
2,305

2,566

2,709

2,515

2,366

4,920

4,881

12,082

10,156

Interest and Dividend Revenue
45,991
$
45,048
$
54,855
$
37,599
$
26,290
$
92,690
$
63,889
$
196,341
$
163,792
$
GAAP Interest Expense
43,596
$
53,362
$
60,688
$
41,644
$
39,276
$
85,598
$
80,920
$
171,597
$
194,970
$
Segment Adjustment
(366)

(547)

(3,337)

(104)

(352)

(730)

(456)

(4,014)

(4,340)

Interest Expense
43,230
$
52,815
$
57,351
$
41,540
$
38,924
$
84,868
$
80,464
$
167,583
$
190,630
$
Net Interest Income (Loss)
2,761
$
(7,767)
$
(2,496)
$
(3,941)
$
(12,634)
$
7,822
$
(16,575)
$
28,758
$
(26,838)
$
Reconciliation of GAAP Shares of Class A Common Stock Outstanding to Distributable Earnings Shares Outstanding
QTD
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
GAAP Shares of Class A Common Stock Outstanding
660,588,369

666,257,305

671,157,692

676,630,489

676,874,583

Unvested Participating Common Shares
8,973,424

9,382,814

9,299,732

11,239,416

20,722,453

Total Participating Common Shares
669,561,793

675,640,119

680,457,424

687,869,905

697,597,036

Participating Partnership Units
525,165,724

523,338,040

515,973,657

507,101,000

504,912,855

Distributable Earnings Shares Outstanding
1,194,727,517
1,198,978,159
1,196,431,081
1,194,970,905
1,202,509,891
Disclosure of Weighted-Average Shares of Class A Common Stock Outstanding
QTD
YTD
LTM
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
Total GAAP Weighted-Average Shares of Class A Common Stock
     Outstanding - Basic
673,655,305

675,963,129

679,420,988

676,305,359

698,534,168

674,079,074

677,041,769

676,828,114

685,032,993

Weighted-Average Shares of Unvested Deferred Restricted
     Class A Common Stock
330,639

256,629

274,520

-

123,340

269,196

-

257,322

262,625

Weighted-Average Blackstone Holdings Partnership Units
-

-

-

-

505,754,449

526,244,006

-

524,831,943

-

Total GAAP Weighted-Average Shares of Class A Common
     Stock Outstanding - Diluted
673,985,944

676,219,758

679,695,508

676,305,359

1,204,411,957
1,200,592,276
677,041,769

1,201,917,379
685,295,618

Blackstone |

BLACKSTONE’S
SECOND
QUARTER
2020
GAAP
BALANCE
SHEET
RESULTS
See page 29, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.
($ in thousands) (Unaudited)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
Assets
Cash and Cash Equivalents
1,484,444
$
2,468,563
$
2,172,441
$
2,068,326
$
1,976,512
$
Cash Held by Blackstone Funds and Other
324,609

375,981

351,210

318,003

343,201

Investments
22,242,040

22,204,460

22,281,682

16,430,701

18,973,373

Accounts Receivable
802,066

755,777

975,075

696,729

498,600

Due from Affiliates
2,211,737

2,464,163

2,594,873

2,706,112

2,431,512

Intangible Assets, Net
433,007

415,257

397,508

379,758

362,008

Goodwill
1,869,860

1,869,860

1,869,860

1,869,860

1,869,860

Other Assets
354,253

402,670

382,493

541,896

501,351

Right-of-Use Assets
507,065

490,882

471,059

542,757

568,663

Deferred Tax Assets
743,132

938,158

1,089,305

1,392,352

1,319,301

Total Assets
30,972,213
$
32,385,771
$
32,585,506
$
26,946,494
$
28,844,381
$
Liabilities and Equity
Loans Payable
10,676,138
$
11,270,245
$
11,080,723
$
10,392,903
$
10,839,568
$
Due to Affiliates
1,081,899

984,969

1,026,871

1,247,098

1,268,571

Accrued Compensation and Benefits
3,308,595

3,623,258

3,796,044

1,965,237

2,551,056

Securities Sold, Not Yet Purchased
128,512

87,051

75,545

51,498

51,395

Repurchase Agreements
207,676

163,059

154,118

105,133

80,620

Operating Lease Liabilities
574,619

558,253

542,994

605,809

637,946

Accounts Payable, Accrued Expenses and Other Liabilities
929,688

1,069,475

806,159

1,000,708

919,195

Total Liabilities
16,907,127

17,756,310

17,482,454

15,368,386

16,348,351

Redeemable Non-Controlling Interests in Consolidated Entities
101,310

93,667

87,651

72,066

68,564

Equity
The Blackstone Group L.P. Partners’ Capital
6,335,897

-

-

-

-

Class A Common Stock, $0.00001 par value (676,874,583 shares issued and outstanding as of June 30, 2020)
-

7

7

7

7

Class B Common Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2020)
-

-

-

-

-

Class C Common Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2020)
-

-

-

-

-

Additional Paid-in-Capital
-

6,292,765

6,428,647

6,298,093

6,272,040

Retained Earnings
-

456,814

609,625

(871,948)

(574,295)

Accumulated Other Comprehensive Loss
(27,542)

(35,173)

(28,495)

(41,533)

(36,758)

Non-Controlling Interests in Consolidated Entities
3,869,303

4,035,513

4,186,069

3,591,160

3,900,429

Non-Controlling Interests in Blackstone Holdings
3,786,118

3,785,868

3,819,548

2,530,263

2,866,043

Total Equity
13,963,776

14,535,794

15,015,401

11,506,042

12,427,466

Total Liabilities and Equity
30,972,213
$
32,385,771
$
32,585,506
$
26,946,494
$
28,844,381
$

Blackstone |

RECONCILIATION
OF
GAAP
TO
NON-GAAP
BALANCE
SHEET
MEASURES
(a)
This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)
Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)
Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)
This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from
Affiliates.
(f)
This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.
(g)
This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(h)
This adjustment removes amounts related to consolidated Blackstone Funds.
($ in thousands)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
Investments of Consolidated Blackstone Funds
8,633,794
$
8,481,233
$
8,380,698
$
7,275,752
$
7,943,531
$
Equity Method Investments
Partnership Investments
3,802,565
3,864,453
4,035,675
3,553,538
3,873,346
Accrued Performance Allocations
6,743,542
7,003,889
7,180,449
3,761,585
4,715,510
Corporate Treasury Investments
2,797,908
2,588,529
2,419,587
1,653,950
2,205,843
Other Investments
264,231
266,356
265,273
185,876
235,143
Total GAAP Investments
22,242,040
$
22,204,460
$
22,281,682
$
16,430,701
$
18,973,373
$
Accrued Performance Allocations -
GAAP
6,743,542
$
7,003,889
$
7,180,449
$
3,761,585
$
4,715,510
$
Impact of Consolidation (a)
607
237
384
19
19
Due from Affiliates -
GAAP (b)
25,022
18,955
154,980
20,910
20,642
Less: Net Realized Performance Revenues (c)
(71,352)
(129,129)
(214,662)
(31,719)
(38,592)
Less: Accrued Performance Compensation -
GAAP (d)
(2,724,998)
(2,851,817)
(3,021,899)
(1,563,672)
(1,989,219)
Net Accrued Performance Revenues
3,972,821
$
4,042,135
$
4,099,252
$
2,187,123
$
2,708,360
$
Corporate Treasury Investments -
GAAP
2,797,908
$
2,588,529
$
2,419,587
$
1,653,950
$
2,205,843
$
Impact of Consolidation (a)
160,644
163,183
164,243
131,248
141,371
Other Assets (e)
425,823
440,982
602,707
374,064
271,615
Other Liabilities (f)
(91,016)
(80,086)
(74,898)
(46,635)
(69,326)
Corporate Treasury Investments -
Deconsolidated
3,293,359
$
3,112,608
$
3,111,639
$
2,112,627
$
2,549,503
$
Partnership and Other Investments -
GAAP
4,066,796
$
4,130,809
$
4,300,948
$
3,739,414
$
4,108,489
$
Impact of Consolidation (g)
(2,209,825)
(2,289,139)
(2,409,218)
(2,111,945)
-
(2,316,855)
GP/Fund Investments -
Deconsolidated
1,856,971
$
1,841,670
$
1,891,730
$
1,627,469
$
1,791,634
$
Loans Payable -
GAAP
10,676,138
$
11,270,245
$
11,080,723
$
10,392,903
$
10,839,568
$
Impact of Consolidation (h)
(6,536,221)
(6,492,686)
(6,479,867)
(5,817,702)
(6,232,787)
Outstanding Bonds -
Carrying Value
4,139,917
4,777,559
4,600,856
4,575,201
4,606,781
Unamortized Discount
66,033
82,336
81,094
79,449
78,319
Outstanding Bonds (at par) -
Deconsolidated
4,205,950
$
4,859,895
$
4,681,950
$
4,654,650
$
4,685,100
$

Blackstone |

QTD
YTD
LTM
($ in thousands)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
Management and Advisory Fees, Net
GAAP
840,378
$
878,151
$
943,900
$
934,832
$
969,728
$
1,650,104
$
1,904,560
$
3,227,667
$
3,726,611
$
Segment Adjustment (a)
3,778
2,194
1,773
5,735
7,005
8,114
12,740
7,965
16,707
Total Segment
844,156
$
880,345
$
945,673
$
940,567
$
976,733
$
1,658,218
$
1,917,300
$
3,235,632
$
3,743,318
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Incentive Fees
21,915
8,254
87,610
12,161
15,300
34,047
27,461
59,643
123,325
Investment Income -
Realized Performance Allocations
332,520
446,550
717,555
167,530
101,910
574,895
269,440
1,678,386
1,433,545
GAAP
354,435
$
454,804
$
805,165
$
179,691
$
117,210
$
608,942
$
296,901
$
1,738,029
$
1,556,870
$
Total Segment
Less: Realized Performance Revenues
(341,386)
(420,840)
(651,647)
(167,233)
(102,177)
(588,155)
(269,410)
(1,644,011)
(1,341,897)
Segment Adjustment (b)
575
261
2,855
8
-
616
8
1,869
3,124
Total Segment
13,624
$
34,225
$
156,373
$
12,466
$
15,033
$
21,403
$
27,499
$
95,887
$
218,097
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
438,521
462,766
447,646
476,543
458,457
909,918
935,000
1,702,993
1,845,412
Incentive Fees Compensation
8,886
5,419
24,589
6,522
8,432
14,292
14,954
31,803
44,962
Realized Performance Allocations Compensation
125,825
155,663
295,059
72,423
38,569
212,220
110,992
624,836
561,714
GAAP
573,232
$
623,848
$
767,294
$
555,488
$
505,458
$
1,136,430
$
1,060,946
$
2,359,632
$
2,452,088
$
Total Segment
Less: Realized Performance Compensation
(125,466)
(143,870)
(249,359)
(71,302)
(37,787)
(210,706)
(109,089)
(601,124)
(502,318)
Less:
Equity-Based
Compensation
-
Operating
Compensation
(50,225)
(56,139)
(51,612)
(85,334)
(87,205)
(113,933)
(172,539)
(187,415)
(280,290)
Less:
Equity-Based
Compensation
-
Performance
Compensation
(2,880)
(2,431)
(131)
(2,138)
(2,136)
(5,948)
(4,274)
(12,144)
(6,836)
Segment Adjustment (c)
(100,827)
(91,574)
(77,313)
(50,450)
(71,426)
(187,978)
(121,876)
(327,255)
(290,763)
Total Segment
293,834
$
329,834
$
388,879
$
346,264
$
306,904
$
617,865
$
653,168
$
1,231,694
$
1,371,881
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
175,308
$
171,067
$
186,971
$
157,566
$
169,051
$
321,370
$
326,617
$
643,702
$
684,655
$
Segment Adjustment (d)
(33,187)
(26,716)
(25,612)
(18,681)
(25,468)
(55,938)
(44,149)
(119,500)
(96,477)
Total Segment
142,121
$
144,351
$
161,359
$
138,885
$
143,583
$
265,432
$
282,468
$
524,202
$
588,178
$
Realized Performance Revenues
GAAP
Incentive Fees
21,915
8,254
87,610
12,161
15,300
34,047
27,461
59,643
123,325
Investment
Income
-
Realized
Performance
Allocations
332,520
446,550
717,555
167,530
101,910
574,895
269,440
1,678,386
1,433,545
GAAP
354,435
$
454,804
$
805,165
$
179,691
$
117,210
$
608,942
$
296,901
$
1,738,029
$
1,556,870
$
Total Segment
Less: Fee Related Performance Revenues
(13,624)
(34,225)
(156,373)
(12,466)
(15,033)
(21,403)
(27,499)
(95,887)
(218,097)
Segment Adjustment (b)
575
261
2,855
8
-
616
8
1,869
3,124
Total Segment
341,386
$
420,840
$
651,647
$
167,233
$
102,177
$
588,155
$
269,410
$
1,644,011
$
1,341,897
$
RECONCILIATION
OF
GAAP
TO
TOTAL
SEGMENTS

Blackstone |

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement of Operations (page 1). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds
Blackstone manages and
excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2)
the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Management and Advisory Fees, Net in the Total Segment measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
RECONCILIATION
OF
GAAP
TO
TOTAL
SEGMENTS
–
(CONT’D)
QTD
YTD
LTM
($ in thousands)
2Q'19
3Q'19
4Q'19
1Q'20
2Q'20
2Q'19
2Q'20
2Q'19
2Q'20
Realized Performance Compensation
GAAP
Incentive Fee Compensation
8,886
$
5,419
$
24,589
$
6,522
$
8,432
$
14,292
$
14,954
$
31,803
$
44,962
$
Realized Performance Allocations Compensation
125,825
155,663
295,059
72,423
38,569
212,220
110,992
624,836
561,714
GAAP
134,711
$
161,082
$
319,648
$
78,945
$
47,001
$
226,512
$
125,946
$
656,639
$
606,676
$
Total Segment
Less: Fee Related Performance Compensation
(6,365)
(14,781)
(70,158)
(5,505)
(7,078)
(9,858)
(12,583)
(43,371)
(97,522)
Less: Equity-Based Compensation -
Performance
Compensation
(2,880)
(2,431)
(131)
(2,138)
(2,136)
(5,948)
(4,274)
(12,144)
(6,836)
Total Segment
125,466
$
143,870
$
249,359
$
71,302
$
37,787
$
210,706
$
109,089
$
601,124
$
502,318
$
Realized Principal Investment Income
GAAP
145,040
$
74,642
$
100,535
$
48,695
$
61,102
$
218,301
$
109,797
$
462,821
$
284,974
$
Segment Adjustment (e)
(21,483)
(38,494)
(61,993)
(28,405)
(42,164)
(68,836)
(70,569)
(200,638)
(171,056)
Total Segment
123,557
$
36,148
$
38,542
$
20,290
$
18,938
$
149,465
$
39,228
$
262,183
$
113,918
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income (Loss)
GAAP
Interest and Dividend Revenue
43,686
42,482
52,146
35,084
23,924
87,770
59,008
184,259
153,636
Interest Expense
(43,596)
(53,362)
(60,688)
(41,644)
(39,276)
(85,598)
(80,920)
(171,597)
(194,970)
GAAP
90
$
(10,880)
$
(8,542)
$
(6,560)
$
(15,352)
$
2,172
$
(21,912)
$
12,662
$
(41,334)
$
Segment Adjustment (f)
2,671
3,113
6,046
2,619
2,718
5,650
5,337
16,096
14,496
Total Segment
2,761
$
(7,767)
$
(2,496)
$
(3,941)
$
(12,634)
$
7,822
$
(16,575)
$
28,758
$
(26,838)
$

Blackstone |

NOTES
Notes to page 1 -
Blackstone’s Second Quarter 2020 GAAP Results
Effective July 1, 2019, The Blackstone Group L.P. converted from a Delaware limited partnership to a Delaware corporation, The Blackstone
Group Inc. (the “Conversion”). This presentation includes results for The Blackstone Group L.P. prior to the Conversion. As of any time prior to the Conversion, references to “Blackstone,” “the Company,” “our” and similar terms mean The Blackstone Group L.P. and its consolidated subsidiaries and, as of any time after the Conversion, The Blackstone Group Inc. and its consolidated subsidiaries.
All references to shares or per share amounts prior to the Conversion refer to units or per unit amounts. Unless otherwise noted, references to
“common stock” and “common shares” refer to Class A common stock.
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
Margin
is
calculated
by
dividing
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes
by
Total
Revenues.
Notes to page 2 -
Blackstone’s Second Quarter 2020 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable
Blackstone Funds and not those of Blackstone.
See Notes to page 18 regarding Net Accrued Performance Revenue redefinition.
Notes to page 5 -
Investment Performance and Net Accrued Performance Revenues
Effective 1Q’20, the Credit segment was renamed Credit & Insurance; however, there was no change to the composition of the segment or historical results.
Effective 1Q’20, Core+ appreciation was updated to include BREIT and represents a weighted average of BREIT’s per share appreciation and BPP appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values and the average of BPP’s quarterly
adjusted
beginning
period
market
values
for
the
period.
This
presentation
provides
a
more
holistic
view
of
Core+
by
including
BREIT
performance.
Effective
1Q’20,
Corporate
Private
Equity
appreciation
was
updated
to
include
Core
Private
Equity
appreciation.
This
presentation
provides
a
more holistic view of Corporate Private Equity by including Core Private Equity performance.
Results
for
the
Secondaries
business
(also
referred
to
as
Strategic
Partners)
are
reported
on
a
three
month
lag
from
the
Secondaries’
fund
financial statements, which generally report based on a three month lag from the underlying fund investments unless information is available on a more timely basis. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.
The
BPS
Composite
gross
and
net
returns
are
based
on
the
BAAM
Principal
Solutions
(“BPS”)
Composite,
which
does
not
include
BAAM’s
individual
investor solutions (liquid alternatives), strategic capital (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-
discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation and non fee-
paying
assets
(net
returns
only)
are
also
excluded.
The
funds/accounts
that
comprise
the
BPS
Composite
are
not
managed
within
a
single
fund
or
account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-
alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the BPS Composite does not represent the performance of an actual fund or account.

Blackstone |

NOTES –
(CONT’D)
Notes
to
page
5
-
Investment
Performance
and
Net
Accrued
Performance
Revenues
(Cont’d)
Effective 1Q’20, Credit returns are presented as a composite return instead of separate returns for performing credit and distressed. The Credit
Composite
now
also
includes
the
long
only
strategy.
The
Credit
Composite
return
is
a
weighted
average
of
(a)
the
return
based
on
the
combined
quarterly cash flows of performing credit and distressed fee-earning funds and (b) the weighted average quarterly return of all long only strategy fee-earning funds. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included and funds in liquidation are excluded. Credit returns exclude Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of
GSO in March 2008.
Notes
to
page
18
–
Net
Accrued
Performance
Revenues
–
Additional
Detail
Effective
1Q’20,
NAPR
has
been
redefined
to
exclude
Performance
Revenues
realized
but
not
yet
distributed
as
of
the
reporting
date.
This
update aligns the presentation of DE and NAPR. All prior periods have been recast to reflect this definition.
Per Share calculations are based on end of period DE Shares Outstanding (see page 23, Share Summary).
Notes
to
page
22
–
Shareholder
Dividends
DE
before
Certain
Payables
represents
Distributable
Earnings
before
the
deduction
for
the
Payable
Under
Tax
Receivable
Agreement
and
tax
expense (benefit) of wholly owned subsidiaries.
Per Share calculations are based on end of period Participating Common Shares (page 23, Share Summary); actual dividends are paid to shareholders as of the applicable record date.
Retained capital is withheld pro rata from common and Blackstone Holdings Partnership unitholders. Common shareholders’ share was
$42
million for 2Q’20 and $90 million for 2Q’20 YTD.
Common Shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
Notes
to
page
23
–
Share
Summary
Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.

Blackstone |

DEFINITIONS AND DIVIDEND POLICY
Blackstone
discloses
the
following
operating
metrics
and
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.
–
Net
Realizations
is
presented
on
a
segment
basis
and
is
the
sum
of
Realized
Principal
Investment
Income
and
Realized
Performance
Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance
Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based
Performance Compensation).
–
Total
Segment
Revenues
and
Segment
Revenues
represent
Net
Management
and
Advisory
Fees,
Fee
Related
Performance
Revenues,
Realized Performance Revenues and Realized Principal Investment Income.
Distributable
Earnings,
or
“DE ”,
is
derived
from
Blackstone’s
segment
reported
results.
DE
is
used
to
assess
performance
and
amounts
available
for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for
Taxes.
–
Net
Interest
Income
(Loss)
is
presented
on
a
segment
basis
and
is
equal
to
Interest
and
Dividend
Revenue
less
Interest
Expense,
adjusted
for
the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
–
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on Income (Loss) Before Provision (Benefit) for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax
Receivable Agreement.
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a
recurring
basis
and
not
subject
to
future
realization
events.
FRE
equals
management
and
advisory
fees
(net
of
management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b)
Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of
Income (Loss) Before Provision (Benefit) for Taxes.
–
Fee
Related
Compensation
is
presented
on
a
segment
basis
and
refers
to
the
compensation
expense,
excluding
Equity-Based
Compensation,
directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related
Performance Compensation.
–
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

Blackstone |

–
Perpetual
Capital
refers
to
the
component
of
assets
under
management
with
an
indefinite
term,
that
is
not
in
liquidation,
and
for
which
there
is
no
requirement
to
return
capital
to
investors
through
redemption
requests
in
the
ordinary
course
of
business,
except
where
funded
by
new
capital
inflows.
Includes
co-investment
capital
with
an
investor
right
to
convert
into
Perpetual
Capital.
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived
from
Blackstone’s
segment
results
and
may
be
used
to
assess
its
ability
to
service
its
borrowings.
Adjusted
EBITDA
represents
Distributable
Earnings
plus
the
addition
of
(a)
Interest
Expense
on
a
segment
basis,
(b)
Taxes
and
Related
Payables,
and
(c)
Depreciation
and
Amortization.
Adjusted
EBITDA
is
derived
from
and
reconciled
to,
but
not
equivalent
to,
its
most
directly
comparable
GAAP
measure
of
Income
(Loss)
Before
Provision
(Benefit)
for
Taxes.
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee
Compensation,
and
(b)
Performance
Allocations
Compensation.
Transaction-Related
Charges
arise
from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily
of
equity-based
compensation
charges,
gains
and
losses
on
contingent
consideration
arrangements,
changes
in
the
balance
of
the
Tax
Receivable
Agreement
resulting
from
a
change
in
tax
law
or
similar
event,
transaction
costs
and
any
gains
or
losses
associated
with
these
corporate actions.
Dividend
Policy.
Blackstone’s
intention
is
to
pay
to
holders
of
Class
A
common
stock
a
quarterly
dividend
representing
approximately
85%
of
The
Blackstone
Group
Inc.’s
share
of
Distributable
Earnings,
subject
to
adjustment
by
amounts
determined
by
Blackstone’s
board
of
directors
to
be
necessary
or
appropriate
to
provide
for
the
conduct
of
its
business,
to
make
appropriate
investments
in
its
business
and
funds,
to
comply
with
applicable
law,
any
of
its
debt
instruments
or
other
agreements,
or
to
provide
for
future
cash
requirements
such
as
tax-related
payments,
clawback
obligations
and
dividends
to
shareholders
for
any
ensuing
quarter.
The
dividend
amount
could
also
be
adjusted
upward
in
any
one
quarter.
All
of
the
foregoing
is
subject
to
the
qualification
that
the
declaration
and
payment
of
any
dividends
are
at
the
sole
discretion
of
Blackstone’s
board
of
directors
and
our
board
of
directors
may
change
our
dividend
policy
at
any
time,
including,
without
limitation,
to
eliminate
such
dividends
entirely.
DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Blackstone |

FORWARD-LOOKING STATEMENTS
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933
and
Section
21E
of
the
Securities
Exchange
Act
of
1934
which
reflect
our
current
views
with
respect
to,
among
other
things,
our
operations,
taxes,
earnings
and
financial
performance,
share
repurchases
and
dividends.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“approximately,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
We
believe
these
factors
include
but
are
not
limited
to
the
impact
of
COVID-19
and
energy
market
dislocation,
as
well
as
those
described
under
the
section
entitled
“Risk
Factors”
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2019
and
in
our
Quarterly
Report
on
Form
10-Q
for
the
quarter
ended
March
31,
2020,
as
such
factors
may
be
updated
from
time
to
time
in
our
periodic
filings
with
the
United
States
Securities
and
Exchange
Commission
(“SEC”),
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
report
and
in
our
other
periodic
filings.
The
forward-looking
statements
speak
only
as
of
the
date
of
this
report,
and
we
undertake
no
obligation
to
publicly
update
or
review
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
developments
or
otherwise.
This presentation does not constitute an offer of any Blackstone Fund.